UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 31, 2006

ZANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-28519	76-0510754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1549 N. Leroy St., Suite D-200,
Fenton, MI 48430
(Address of principal executive offices, including zip code)

(810) 714-2978
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective January 31, 2006, pursuant to the Certificate of Designation of our Series B Preferred Stock, our board of directors declared a dividend of shares of Series B Preferred Stock to holders of shares of Series B Preferred Stock outstanding as of December 31, 2005. Pursuant to such Certificate of Designation, each such holder of Series B Preferred Stock received a dividend consisting of such number of shares of Series B Preferred Stock equal to 10 percent of the aggregate number of shares of Series B Preferred Stock held by such holder as of December 31, 2005. An aggregate of 39,251 shares of Series B Preferred Stock was issued by the Company pursuant to the dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZANN CORP.

By:	/s/ Robert Simpson
Robert Simpson President and Chief Executive Officer

Date: January 31, 2006